Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
Exhibit 10.1

                                        Execution Version

AMENDMENT NO. 8 TO
DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
This Amendment No. 8 to Development and Commercialization Agreement (this “Amendment No. 8”) is effective as of May 22, 2026 (the “Amendment No. 8 Effective Date”) and is entered into by and between SAMSUNG BIOEPIS CO., LTD., a corporation organized and existing under the laws of the Republic of Korea with a place of business at 76, Songdogyoyuk-ro, Yeonsu-gu, Incheon, 21987, Republic of Korea (hereinafter referred to as “Samsung”) and ORGANON LLC, a limited liability company organized and existing under the laws of the State of Delaware, USA, with a place of business at 30 Hudson Street, Jersey City, NJ 07302 (hereinafter referred to as “Organon”).
Samsung and Organon are hereinafter referred to jointly as the “Parties” and individually as a “Party”.
RECITALS
WHEREAS
(i)    On February 18, 2013, Samsung and Merck Sharp & Dohme Corporation (“Merck”) executed the Development and Commercialization Agreement, as amended on July 21, 2014, July 11, 2017, October 1, 2017, September 1, 2018, October 15, 2018, December 19, 2018, and May 15, 2020 (“DCA” or “Agreement”), for the purpose of, among other things, granting Merck an exclusive license (even as to Samsung) to Commercialize any and all Compounds and Products in the Territory.
(ii)    Pursuant to Amendment No. 7 to Development and Commercialization Agreement effective May 15, 2020, Merck assigned all of its rights and obligations under the DCA to Organon.
(iii)    The Parties now wish to amend the DCA to grant to Organon the right to commercialize an additional Product in Canada.
NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
I.DEFINITIONS
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The Parties agree that capitalized terms used but not otherwise defined in this Amendment No. 8 shall have the meanings ascribed thereto in the DCA.
II.AMENDMENT
2.1In Section 1.14, the following clause is added to the definition of “Compound”:
1.14.7 Ustekinumab/Stelara Biosimilar (“SB17”).
2.2New Section 1.39A is added to the DCA as follows:
2.3“Primary-Packaged Presentation” for each Product means the specific dosage and Presentation referred to in Section 6.3.3(a).
2.4In Section 1.40, the following sentence is added at the end:
2.5Without limiting the foregoing, SB17 shall be referred to, where applicable, as the “SB17 Product”.
2.6Section 1.41 is deleted in its entirety and replaced with the following:
2.7“Product Criteria” shall mean the criteria with respect to Indications, Presentations, dosage strengths and timing for receipt of Marketing Authorization (or in the case of the [* * *], and timing for filing applications for Marketing Authorization), set forth with respect to each Product on Schedule 1.41 and Schedule 1.41A.
2.8Section 1.42 is deleted in its entirety and replaced with the following:
“Region” shall mean each of (i) the European Union, as a whole, (ii) the USA and its territories and possessions, as a whole, and (iii) the remainder of the Territory excluding the European Union and the USA and its territories and possessions (collectively, the “ROW Region”). However, (a) for Bevacizumab/Avastin Biosimilar only, “Region” shall mean (1) United Kingdom, France, Italy, Germany and Spain, as a whole, (2) the USA (including its territories and possessions), (3) Canada, and (4) the respective territories and possessions of United Kingdom, France, Italy, Germany, Spain and Canada that are set forth on Schedule 1.56D and (b) for SB17 Product only, “Region” shall mean Canada.

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For purposes of this Agreement, “European Union” or “E.U.” means, collectively, (a) the economic, scientific, and political organization of member states known as the European Union, as its membership may be altered from time to time, and any successor thereto, and (b) the United Kingdom.
2.9Section 1.53 is deleted in its entirety and replaced with the following:
2.10“Supply Price” of each unit of a Product in a particular Presentation supplied by Samsung to Organon for sale in a Region shall mean (i) with respect to Products other than SB17 Product, the Target Supply Price determined under the Supply Price True-up Mechanism for such Product in such Presentation in such Region and (ii) with respect to SB17 Product, the Actual Supply Price determined in accordance with Schedule 1.54A.
2.11In Section 1.54, the following sentence is added at the end:
2.12For clarity, notwithstanding the foregoing, the Supply Price True-up Mechanism is not applicable to SB17 Product. With respect to SB17 Product, the Actual Supply Price will be determined in accordance with Schedule 1.54A.
2.13In Section 1.56, the following clause is added to the definition of “Territory”:
2.14    1.56.5 With respect to Ustekinumab/Stelara Biosimilar, Canada.
2.15Section 1.58 is deleted in its entirety and replaced with the following:
2.16“Trademarks” shall mean any trademark, whether or not registered, (including but not limited to product names, word marks, logos, colors, packaging designs, slogans, trade dress, domain names, and other indicia of origin) under which Compounds or Products are Commercialized under this Agreement.
2.17In Section 2A.1, the following sentences are added to the end of the Section:
Notwithstanding the foregoing, with respect to the SB17 Product, no later than October 31 of each Calendar Year, Organon will prepare and present to Samsung a Commercialization Plan for the SB17 Product for the following Calendar Year (each, a “Commercialization Plan for the SB17 Product”). For the Calendar Year of 2026, Organon will prepare and present to Samsung a Commercialization Plan no later than [* * *] after the Effective Date. The Commercialization Plan for the SB17 Product will include sales estimates (both units and Net Sales) by Calendar Quarter. Organon

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will present the Commercialization Plan for the SB17 Product to Samsung for discussion, and Organon shall reasonably consider Samsung’s comments in making any adjustments to the Commercialization Plan for the SB17 Product.
2.18Section 3.7 is deleted in its entirety and replaced with the following:
3.7. Trademarks.
3.7.1. Trademarks for Products Other Than SB17 Product. The Trademarks under which the Products (other than the SB17 Product) are Commercialized in the Territory shall be created, developed, selected and approved by Organon. Organon shall be responsible for filing, prosecuting, registering, maintaining and protecting the Trademarks (other than Trademarks for the SB17 Product) in all countries in the Territory at its own expense. Samsung recognizes that the Trademarks (other than the Trademarks for the SB17 Product) are trademarks of Organon and that Samsung has no right or interest in the Trademarks (other than the Trademarks for the SB17 Product) other than those rights explicitly granted in this Agreement. Organon shall own all copyright in any promotional materials or other works created in support of the Commercialization of the Products (other than the SB17 Product). Notwithstanding the foregoing, subject to Section 10.6.2, (i) upon the expiration or termination of this Agreement with respect to a Product (other than an SB17 Product) in less than all of its Presentations and/or in less than all Regions, Organon shall promptly grant to Samsung an exclusive (even as to Organon), non-transferable, royalty-free license, with the right to grant and authorize sublicenses, to use, solely for and in support of the Commercialization of such Product in such Presentation(s) and in such Region(s) for which this Agreement has expired or been terminated, (a) the Trademarks for such Product registered or used in such Region(s) and (b) all promotional materials and other works created by, for or on behalf of, or used by, Organon or its Related Parties in support of the Commercialization of such Product in such Region(s) (which license shall remain in effect until all of Organon’s rights, title and interests in and to such Trademarks, promotional materials and other works are assigned to Samsung pursuant to clause (ii) below); and (ii) upon the expiration or termination of this Agreement with respect to a Product (other than an SB17 Product) in all of its Presentations and in all Regions, Organon shall promptly assign to Samsung for no consideration all of its rights, title and interests in and to all such Trademarks (other than Trademarks for SB17 Product), promotional materials and other works; provided, however, that Samsung shall bear all recordation costs and other incidental expenses associated with such license or assignment. No license or

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assignment granted under this Section 3.7.1 shall include the right to use any Organon corporate name, corporate logo or other indicia of Organon’s corporate identity.
3.7.2. Trademarks for SB17 Product.
(a) The Trademarks for the SB17 Product are set forth on Schedule 3.7.2.
(b) Samsung shall own and upon registration maintain the Trademarks for the SB17 Product. Subject to Section 9.7 and Section 9.8, Samsung shall be responsible for filing, prosecuting, registering, maintaining, enforcing and protecting the Trademarks for the SB17 Product, at Samsung’s own expense. Organon recognizes that the Trademarks for the SB17 Product are trademarks of Samsung and that Organon has no right or interest in the Trademarks for the SB17 Product other than those rights explicitly granted in this Agreement. Samsung will inform Organon of any action it may take with respect to the Trademarks for the SB17 Product to the extent such action may impact Organon’s rights, benefits and obligations hereunder. Samsung hereby grants to Organon an exclusive (even as to Samsung), non-transferable, royalty-free license to reproduce and use the Trademarks for the SB17 Product solely to Commercialize the SB17 Product in Canada during the applicable Term. Organon shall not contest or aid others in contesting the validity of the Trademarks for the SB17 Product or Samsung’s ownership of the Trademarks for the SB17 Product. Organon shall not apply for, or aid or cause others to apply for, any registration of the Trademarks for the SB17 Product or other trademarks similar to the Trademarks for the SB17 Product. Organon shall not take any other action inconsistent with Samsung’s ownership of the Trademarks for the SB17 Product. Organon shall not use the Trademarks for the SB17 Product in any way that might prejudice their distinctiveness or validity in Canada. As between the Parties, any benefits (including, without limitation, goodwill) accruing from Organon’s use of the Trademarks for the SB17 Product shall automatically vest in Samsung. Organon shall furnish to Samsung a sample of each use of the Trademarks for the SB17 Product by Organon for Samsung’s approval prior to use, provided that any subsequent uses of the sample previously approved by Samsung are permitted without an additional approval. Organon shall cooperate with Samsung in facilitating inspection and quality control over Organon’s use of the Trademarks for the SB17 Product. Organon shall not use the Trademarks for the SB17 Product, except as permitted under this Agreement in Canada. Organon’s use of the Trademarks for the SB17 Product shall not tarnish, blur, or dilute the quality associated with the Trademarks for the SB17 Product or the associated goodwill in Canada. Organon shall not use any other trademarks that are

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confusingly similar to the Trademarks for the SB17 Product in Canada. Organon shall ensure that its permitted Affiliates and sublicensees also comply with the requirements provided in this Section 3.7.2. For clarity, subject to Section 10.6.2, in the event this Agreement expires or terminates with respect to the SB17 Product, the license to use the applicable Trademarks for the SB17 Product in Canada will terminate automatically.
(c) Samsung shall not use, or license any Third Party to use, any other Trademarks that are confusingly similar to the Trademarks for the SB17 Product in Canada.
2.19Article 5 of the DCA is hereby amended to exclude the SB17 Product from the definition of “Product” therein.
2.20In Section 6.2, the second sentence is deleted in its entirety and replaced with the following:
2.21The Parties acknowledge that Organon intends to build and maintain for Launch an inventory [* * *] of the expected Requirements of each Product (other than SB17 Product), as estimated in good faith to be needed at the time of Launch of such Product. For Launch of the SB17 Product, Organon will order those quantities of SB17 set forth on Schedule 6.2.
2.22In Section 6.3.3(a), the following Primary-Packaged Presentations are added:
(xiv) [* * *];
(xv) [* * *]; and
(xvi) [* * *].
2.23In Section 6.3.5, the definition of “Operational Costs” is deleted in its entirety and replaced with the following:
2.24“Operational Costs” shall include (i) for Products other than SB17 Product, (a) the costs of any raw materials, resins or other consumables which Samsung is not able to use for scheduled Manufacturing, whether for Organon, for Samsung or for any Third Party, as well as (b) the other costs included in “Samsung Costs” as defined in Schedule 1.54 (excluding, however, royalties and license fees and personnel-related expenses of Commercialization support departments) that Samsung is unable to

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mitigate or avoid through the exercise of Commercially Reasonable Efforts and (ii) for SB17 Product, any out-of-pocket expenses incurred or committed to by Samsung associated with a cancellation or deferral of Manufacturing of SB17 Product, including (a) the costs of any raw materials, resins or other consumable which Samsung is not able to use for scheduled Manufacturing, whether for Organon, for Samsung or for any Third Party and (b) costs incurred or paid to external contract manufacturing organizations for production of such SB17 Product and/or the Compound incorporated or contained in such SB17 Product.
2.25In Section 6.3.6, the following sentence is added at the end:
2.26For clarity, the foregoing sentence shall not apply to SB17 Product.
2.27Section 6.15 is deleted in its entirety and replaced with the following:
2.28Responsibility for Losses. The Parties agree to allocate losses or damages to Products (other than SB17 Product) or destruction of Products (other than SB17 Product) due to expiration of the shelf-life as described in Schedule 6.15. If Samsung deems necessary and should Organon accept SB17 Product which is delivered with less shelf life than the required remaining shelf life pursuant to Section 6.5, the Parties agree to discuss in good faith the sharing of the Supply Price for any SB17 Product supplied with such lesser shelf life which cannot be sold in the Territory and Samsung shall credit such amount against the next purchase order. Notwithstanding the foregoing, if Samsung deems necessary and should Organon accept SB17 Product for the Launch quantities as per Schedule 6.2, which is delivered with less shelf life than the required remaining shelf life pursuant to Section 6.5, then Samsung shall reimburse Organon for the Supply Price paid by Organon to Samsung for all remaining quantities of such SB17 Product that are no longer accepted for purchase by wholesalers due to the remaining shelf life.
2.29Section 7.1 is deleted in its entirety and replaced with the following:
2.307.1 Booking of Revenue; Records; Payment of Supply Price. Organon shall book revenue for sales of the Products throughout the Territory. Organon shall maintain records, in sufficient detail for accounting purposes and for purposes of this Agreement (including, without limitation, the Supply Price True-up Mechanism and the Net Sales Share Mechanism) which shall fully and properly reflect all work done and results achieved in the Commercialization of the Compounds and Products by Organon. The Supply Price for each Product (other than SB17 Product) shall be set,

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and adjusted, on a Calendar Year basis in accordance with the Supply Price True-up Mechanism attached hereto as Schedule 1.54. The Supply Price for SB17 Product shall be set and adjusted in accordance with Schedule 1.54A (“Net Sales Share Mechanism”). Within the later of (i) [* * *] following the delivery of Product to a carrier designated by Organon and (ii) [* * *] following the delivery of the invoice for such Product to Organon, Organon shall pay Samsung the Supply Price for such Product.
2.31The Parties agree to provide the following additional representations and warranties solely with respect to this Amendment No. 8 and for the SB17 Product.
2.31.1New Section 8.1A is added to the DCA as follows:
8.1A. Representations and Warranties Each Party. Solely with respect to this Amendment No. 8, and with respect to the SB17 Product, each of Samsung and Organon hereby represents and warrants to the other Party as of the Amendment No. 8 Effective Date:
(a)it has the full right, power and authority to enter into this Amendment No. 8 and to perform its obligations hereunder;
(b)this Amendment No. 8 has been duly authorized by all necessary corporate action on its part, has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms; and
(c)this Amendment No. 8 does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law, rule, regulation, judgment, decree or order of any court, governmental body or administrative or other agency having jurisdiction over it.
2.31.2New Section 8.2A is added to the DCA as follows
2.31.38.2A. Samsung Representations and Warranties. Solely with respect to this Amendment No. 8 and with respect to the SB17 Product, Samsung hereby represents and warrants to Organon as of the Amendment No. 8 Effective Date that:

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(a)it has the full right, power and authority to Develop the SB17 Product and to grant the licenses granted under Article 3; it has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Samsung Patent Rights or Samsung Know-How, in each case, related to the SB17 Product other than (i) an exclusive license granted to [* * *] with respect to SB17, which license has been terminated for Canada prior to the Amendment No. 8 Effective Date, and (ii) non-exclusive, non-transferable, royalty-free, fully-paid-up license granted to Third Party contract manufacturing organizations (“CMOs”) under certain Samsung Patent Rights and Samsung Know-How for the purpose of enabling the CMOs to fulfill their contract manufacturing obligations thereunder;
(b)there are no claims, judgments or settlements against or owed by Samsung, and no pending or threatened claims or litigation against Samsung, relating to the Samsung Patent Rights or Samsung Know-How, in each case, related to the SB17 Product;
(c)there are no actions or lawsuits pending or to Samsung’s knowledge threatened, against Samsung, its Affiliates or its CMOs alleging infringement of a Third Party’s intellectual property rights based on the Commercialization of the SB17 Product in Canada or the Manufacture of the SB17 Product for Commercialization in Canada as contemplated by this Amendment No. 8 and, to the knowledge of Samsung as of the Amendment No. 8 Effective Date, the Commercialization of the SB17 Product in Canada and the Manufacture of the SB17 Product for Commercialization of the SB17 Product in Canada as contemplated by this Amendment No. 8, in each case, do not and will not infringe any intellectual property rights of any Third Party; and
(d)Samsung has disclosed to Organon all reasonably relevant information regarding the Samsung Patent Rights, Samsung Know-How and Trademarks licensed under this Agreement for the SB17 Product (“SB17 Product Licensed IP”) and the existence of any patent opinions relating thereto, which, in each case, Samsung actually possesses or knows as of the Amendment No. 8 Effective Date.
2.31.4New Section 8.2B is added to the DCA as follows:

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8.2B Additional Representations, Warranties and Covenants of Samsung. Samsung hereby represents, warrants and covenants, as applicable, to Organon that:
(a)it shall at all times during the Term retain (but only for so long as the intellectual property licenses granted to Organon under the Samsung Know-How, Samsung Patent Rights and Trademarks for the SB17 Product for the Development, Manufacturing and Commercialization of the SB17 Product remain in effect) the full right, power, and authority to Commercialize the SB17 Product in Canada and to Manufacture the SB17 Product and to grant and maintain in effect all of the licenses and sublicenses granted to Organon with respect to SB17 Product Licensed IP, provided that for clarity, the foregoing representation and warranty shall not be construed to be a representation or warranty as to non-infringement of a third party’s intellectual property rights. For further clarity, Samsung is the sole and exclusive legal and beneficial owner of, or otherwise has the full right, power, and authority to grant the rights and licenses granted under this Agreement with respect to, the SB17 Product Licensed IP;
(b)[* * *];
(c)[* * *];
(d)[* * *];
(e)neither it nor any of its Affiliates or, to its knowledge as of the Amendment No. 8 Effective Date, any of its licensors has, as of the Amendment No. 8 Effective Date, assigned, transferred, conveyed or otherwise encumbered any right, title and interest in the SB17 Product Licensed IP, or will make or permit such an assignment, transfer, conveyance or encumbrance during the Term, in each case to the extent such assignment, transfer, conveyance or encumbrance would conflict with any of the terms of this Agreement;
(f)no Third Party or any individual, whether an employee, officer, consultant or other Person who participated in any respect in the invention or authorship of any SB17 Product Licensed IP owned by

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Samsung, or with respect to the SB17 Product Licensed IP licensed by Samsung, to Samsung’s knowledge as of the Amendment No. 8 Effective Date, has any right, claim, title or interest in or to such SB17 Product Licensed IP and the SB17 Product Licensed IP owned by Samsung, or the SB17 Product Licensed IP licensed by Samsung, to Samsung’s knowledge, is free and clear of any liens, encumbrances, security interests, licenses, or other restrictions which would conflict with any of the terms of this Agreement; and
(g)except as disclosed as of the Effective Date, each of the Trademarks for the SB17 Product is valid, subsisting, and enforceable in Canada and is not subject to any pending or threatened opposition, cancellation, invalidity, or similar proceedings.
2.31.5Section 8.2.9 is deleted in its entirety and replaced with the following:
EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN SECTION 8.1, THIS SECTION 8.2, SECTION 8.1A, SECTION 8.2A, SECTION 8.2B AND ELSEWHERE IN THIS AGREEMENT, NEITHER SAMSUNG NOR ANY OTHER PERSON ACTING ON BEHALF OF SAMSUNG MAKES ANY REPRESENTATION OR WARRANTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE AND NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS), EXPRESS OR IMPLIED, TO ORGANON.
2.32Section 8.3 is deleted in its entirety and replaced with the following:
8.3 Samsung Covenant. Samsung shall use Commercially Reasonable Efforts throughout the Term to identify any Third Party Patent Rights claiming or covering any of the Compounds or Products, or the Development, Manufacture or Commercialization thereof, that may potentially hinder or restrict the Development, Manufacture or Commercialization of any Compound or Product pursuant to this Agreement, and shall update Organon twice per Calendar Year (at regular intervals) with respect to the results of such activities (including the status of any litigation with respect to SB17 Product), provided that, for SB17 Product, Samsung shall also update Organon within five (5) business days of Organon’s request for an update. If any such Third Party Patent Rights are found, in conjunction with the update provided pursuant

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to the foregoing sentence, Samsung shall update Organon with respect to its strategy for achieving freedom of operation with respect to the Development, Manufacture and Commercialization of the Compounds and Products throughout the Territory pursuant to this Agreement.
2.33New Section 8.4A is added to the DCA as follows:
8.4A Additional Representations and Warranties of Organon. Solely with respect to this Amendment No. 8 and the SB17 Product, Organon hereby represents and warrants to Samsung as of the Amendment No. 8 Effective Date that it has the full right, power and authority to Commercialize the SB17 Product in Canada and to grant the licenses granted under Article 3.
2.34Section 8.4.5 is amended in its entirety as follows:
EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN SECTION 8.1, THIS SECTION 8.4, SECTION 8.1A, SECTION 8.4A, AND ELSEWHERE IN THIS AGREEMENT, NEITHER ORGANON NOR ANY OTHER PERSON ACTING ON BEHALF OF ORGANON MAKES ANY REPRESENTATION OR WARRANTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE AND NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS), EXPRESS OR IMPLIED, TO SAMSUNG.
2.35Section 8.5 (but, for clarity, not Section 8.5.1, which shall remain in full force and effect) is deleted in its entirety and replaced with the following:
8.5 Indemnification by Samsung. Samsung shall indemnify and defend Organon, its Affiliates and its and such Affiliates’ respective directors, officers, employees, and agents from and against any and all Liabilities arising out of or relating to
(i) Samsung’s breach of any of its representations, warranties, covenants and obligations in this Agreement (including those relating to the Development and Manufacturing of the Products and the SB17 Product Licensed IP), any of the PDP Program Supply Agreement, or any of the PDP Program Agreements,

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(ii) Samsung’s or its Affiliate’s failure to comply with any applicable laws, rules, or regulations, including those related to the PDP Program or any Technology Transfer activities related thereto,
(iii) Samsung’s or its Affiliate’s willful misconduct or negligence,
(iv) any Liability, penalty, fine, interest, responsibility and obligation claimed or imposed by any entity, including law enforcement authorities, of the Brazilian Federal Government as a result of Samsung’s failure to implement the Technology Transfer in accordance with the PDP Program Agreements, or
(v) any claim, demand, action, or proceeding by a Third Party alleging that Organon’s use of any of the SB17 Product Licensed IP or Commercialization of the SB17 Product in accordance with this Agreement infringes, misappropriates, or otherwise violates any intellectual property or proprietary rights of such Third Party. For the sake of clarity, any Liability, penalty, fine, interest, responsibility or obligation for which Samsung is obligated to indemnify Organon under Section 8.5(iv) or (v), or Section 8.5.1 below shall not be subject to the damages cap in Section 8.8. In addition, notwithstanding Section 9.3(C) of the PDP Program Supply Agreement which requires Organon and Samsung to share [* * *] of all Cancellation Costs (as defined in the PDP Program Supply Agreement) incurred in connection with the cancellation of the Binding Forecasts (as defined in the PDP Program Supply Agreement), if the cancellation of the Binding Forecasts is due to termination of the PDP Program Supply Agreement based on the breach of the Technology Transfer Agreements by [* * *], then Organon shall have no obligation to pay any portion of the Cancellation Fee and Samsung shall indemnify and hold Organon harmless from any Liability that is based on such obligation to pay the Cancellation Fee.
For further clarity, the Parties are in agreement that where one and the same set of facts qualifies under more than one provision entitling a Party to a claim or indemnification under this Agreement, there shall be only one claim or indemnification.

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2.36New Section 9.7 is added to the DCA as follows:
9.7 Treatment of Patent Rights and Trademarks for SB17 Product.
Notwithstanding the foregoing Sections of this Article 9, the Parties agree that with respect to the Commercialization of the SB17 Product in Canada, including the Manufacture of the SB17 Product outside of Canada for Commercialization in Canada, the following Sections 9.7 and 9.8 replace and supersede the foregoing Sections of this Article 9.
9.7.1 Patent Rights for SB17 Product. Samsung shall, at its own expense and discretion, use Commercially Reasonable Efforts to maintain Samsung Patent Rights for the SB17 Product owned by Samsung. Samsung shall consult with Organon and keep Organon reasonably informed of the status of such Samsung Patents for the SB17 Product and shall provide Organon with all material correspondence received from the Canada Intellectual Property Office (“CIPO”) in connection therewith. Samsung may abandon or cease prosecution or maintenance of any Samsung Patent Right for the SB17 Product in Canada (or any other jurisdiction) in its sole discretion, provided that, if Samsung determines to abandon or cease prosecution or maintenance of Samsung Patent Right for the SB17 Product in or for Canada, Samsung shall provide reasonable prior written notice to Organon of such intention to abandon (which notice shall, to the extent possible, be given no later than [* * *] prior to the final deadline for any action that must be taken with respect to any such Samsung Patent Right for the SB17 Product with respect to the relevant patent authority). In such case, upon Organon’s written election provided no later than [* * *] after such notice from Samsung, Organon may assume prosecution and maintenance of such Samsung Patent Right for the SB17 Product at Organon’s sole cost and expense in the name of Samsung. If Organon does not provide such election within [* * *] after such notice from Samsung, Samsung may, in its sole discretion, discontinue prosecution and maintenance of such Samsung Patent Right for the SB17 Product.
9.7.2. Trademarks for SB17 Product. Samsung shall, at its own expense and discretion, prepare, file, prosecute and maintain the Trademarks for the SB17 Product. Samsung shall, and shall require its licensor to, consult with Organon and keep Organon reasonably informed of the status of such Trademarks for the SB17 Product and shall, provide Organon with all material correspondence received from the CIPO in connection therewith. Samsung may abandon or cease prosecution or maintenance of any Trademarks for the SB17 Product in Canada (or any other jurisdiction) in its

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sole discretion, provided that, if Samsung determines to abandon or cease prosecution or maintenance of any Trademarks for the SB17 Product in or for Canada, Samsung shall provide reasonable prior written notice to Organon of such intention to abandon (which notice shall, to the extent possible, be given no later than [* * *] prior to the final deadline for any action that must be taken with respect to any such Trademarks for the SB17 Product with respect to the relevant trademark authority). In such case, upon Organon’s written election provided no later than [* * *] after such notice from Samsung, Samsung shall assign the applicable Trademarks for the SB17 Product to Organon and Organon may assume prosecution and maintenance of such Trademarks for the SB17 Product at Organon’s sole cost and expense in the name of Organon. If Organon does not provide such election within [* * *] after such notice from Samsung, Samsung may, in its sole discretion, discontinue prosecution and maintenance of such Trademarks for the SB17 Product.
2.37New Section 9.8 is added to the DCA as follows:
2.389.8 Infringement of Intellectual Property Rights relating to SB17 Product. Each Party will promptly inform the other Party of any actual, alleged, or suspected infringement of any Samsung Patent Rights owned by Samsung or Trademarks for the SB17 Product by a Third Party, as well as any actual, alleged or suspected claims by Third Parties of infringement of such Third Party’s intellectual property right by the Development, Manufacture or Commercialization of SB17 Product in or for Canada, of which it becomes aware.
(a)Administrative and litigation proceedings, including but not limited to infringement action, declaratory judgment action, inter partes review, opposition proceeding, post grant review, interference, or other equivalent action (“Proceedings”) alleging infringement of or challenging (including any claims within the Samsung Patent Rights) SB17 Product Licensed IP relating to SB17 Product or its exploitation in Canada will be conducted and controlled by Samsung (or Samsung’s licensor), in Samsung’s (or Samsung’s licensor’s) sole discretion. Samsung (or Samsung’s licensor) will have sole control of such Proceedings, and Samsung shall keep Organon regularly informed of the progress of such Proceedings. Samsung (or Samsung’s licensor) will bear all costs of conducting such Proceedings, including any payment of Third Party costs or damages that may be agreed to or awarded by the Courts. If Organon’s and/or its Affiliate’s joinder is necessary for Samsung (or Samsung’s licensor) to establish standing in such Proceedings, Organon will, at the request of Samsung, join such Proceedings, cooperate and provide reasonable

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assistance in any such Proceedings, all at Samsung’s costs. If Samsung fails to bring a Proceeding with respect to any actual, alleged, or suspected infringement of any SB17 Product Licensed IP owned by Samsung within [* * *] (or such shorter period in the event of a relevant deadline) following notice of such actual, alleged, or suspected infringement (or such shorter period as required by a relevant deadline), Organon shall have the right, but not the obligation, to bring and control any such Proceeding. If Organon initiates such Proceeding, Organon shall keep Samsung regularly informed of the progress of such Proceedings. If Samsung’s and/or its Affiliate’s joinder is necessary for Organon to establish standing in such Proceedings, Samsung and/or its Affiliate will join, such Proceedings. If Organon commences such a Proceeding, Samsung will, at the request of Organon, cooperate and provide reasonable assistance in any such Proceedings at its own cost. If such Proceedings are the subject of a settlement, the controlling Party will consider the non-controlling Party’s suggestions in good faith. All costs of any Proceeding commenced or defended solely by the controlling party will be borne by the controlling Party. Any recovery or damages derived or realized as a result of any Proceeding will be retained by the controlling Party.
(b)Proceedings involving any claim by a Third Party for infringement of such Third Party’s Patent Rights, know-how, trade secrets, trademarks or other intellectual property rights, by the Manufacture, use, import, export, offer for sale, or sale of the SB17 Product in Canada, or the Manufacture, use, import or export of the SB17 Product outside of Canada for purposes of Commercialization in Canada, or any claim challenging or related to the use of the SB17 Product Licensed IP (but only to the extent such use is pursuant to any license and/or sublicense hereunder or as otherwise directed or authorized by Samsung in writing) will be conducted and controlled by Samsung (or Samsung’s licensor), including any settlement of such claims, using Commercially Reasonable Efforts, in Samsung’s (or Samsung’s licensor) sole discretion. Samsung (or Samsung’s licensor) will have sole control of such Proceedings, while keeping Organon regularly informed (including Samsung’s response to Organon’s request for a status update) of the progress of such Proceedings. If Organon’s and/or its Affiliate’s joinder is necessary for Samsung (or Samsung’s licensor) to establish standing in such Proceedings, Organon and/or its such Affiliate will join such Proceedings. Organon will, at the request of Samsung, cooperate and provide reasonable assistance in any such Proceedings at Samsung’s costs. If such Proceedings are the subject of a settlement, Samsung will discuss with Organon in reasonable detail the proposed

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settlement terms (unless confidentiality obligations to a third party prohibits such disclosure) that could materially impact Commercialization of the SB17 Product in Canada, and consider Organon’s suggestions in good faith and will not agree to any settlement that could adversely impact Organon’s right to Commercialize SB17 Product in Canada. All costs of any Proceedings conducted and controlled solely by Samsung (or Samsung’s licensor), regardless of whether Organon assists or joins such Proceedings, and all royalties payable to any Third Party related to a settlement of, or Court order arising from, any such Proceeding will be borne by Samsung (or Samsung’s licensor); provided that Organon may elect to participate in any such Proceedings at its own expense and Samsung will not be obligated to bear any such expenses of Organon if it is not otherwise required or requested to join or assist as provided hereunder. Any recovery or damages derived or realized as a result of any Proceeding, except as otherwise provided in this Section 9.8, will be retained by Samsung (or Samsung’s licensor). Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Samsung shall have no obligation to control, conduct, defend or pay for any damages, costs, fees, or expenses in connection with any Proceedings, or any claims involved in any Proceedings, arising from Organon’s use of the SB17 Product Licensed IP outside the scope of any license or sublicense hereunder or for which Samsung has otherwise authorized Organon in writing to use such SB17 Product Licensed IP.
(c)Proceedings involving any claim by a Third Party for infringement of such Third Party’s Patent Rights, know-how, trade secrets, trademarks or other intellectual property rights related to the use of the Other Brand Elements in Canada (but only to the extent such use is as directed or authorized by Organon in writing), including but not limited to Organon’s logos, Organon’s name on packaging, Organon’s campaigns (concepts and other elements such as: visuals, photos, graphs, fonts and tables), promotional and non-promotional messages and claims, will be conducted and controlled by Organon, including any settlement of such claims, in Organon’s sole discretion. Organon will have sole control of such Proceedings, while keeping Samsung regularly informed of the progress of such Proceedings. If Samsung’s and/or its Affiliate’s joinder is necessary for Organon to establish standing in such Proceedings, Samsung and/or its such Affiliate will join such Proceedings at Organon’s costs. Samsung will, at the request of Organon, cooperate and provide reasonable assistance in any such Proceedings at Organon’s costs. Organon will bear all costs of conducting Proceedings conducted and controlled solely by Organon, regardless of whether Samsung assists or joins such Proceedings,

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including payment of Third Party costs or damages agreed to or awarded by the Courts; provided that Samsung may elect to participate in any such Proceedings at its own expense and Organon will not be obligated to bear any such expenses of Samsung if it is not otherwise required or requested to join or assist as provided hereunder. Any recovery or damages derived or realized as a result of any Proceeding will be retained by Organon. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Organon shall have no obligation to control, conduct, defend or pay for any damages, costs, fees, or expenses in connection with any Proceedings, or any claims involved in any Proceedings, arising from Samsung’s use of Other Brand Elements outside the scope for which Organon has authorized Samsung in writing to use such Other Brand Elements.
(d)For the purposes of this Section 9.8, “Other Brand Elements” shall mean any Trademarks in the Territory (a) that are Controlled by Organon or any of its Affiliates and (b) that are held for use (i.e., subject to a pending trademark application or a trademark registration in jurisdictions where use is not required to register) or are used to Develop, Manufacture, perform medical affairs, or Commercialize the Product in the Territory, but excluding Trademarks included within the SB17 Product Licensed IP.
(e)Notwithstanding any other provision in the DCA, including Sections 2.4, 9.3 and 10.3, if (i) the Commercialization in Canada of the SB17 Product is prevented or enjoined for a period of [* * *] or more by Proceedings challenging or responding to any claims with respect to a Third Party’s patent rights, including a settlement arising from such Proceedings, or (ii) any challenge, opposition, cancellation, infringement claim, or other legal or regulatory issue, including any Proceedings, which results in any settlement or any unfavorable court decision (whether it is unfavorable in whole or in part, or whether the decision is an interim or final decision, or could be subject to appeal), that prevents, hinders or delays Organon from being able to use the Trademarks for SB17 Product, then, in each case of (i) and (ii), Organon shall have the right to terminate this Agreement as it relates to SB17 Product, upon providing [* * *] notice to Samsung of such termination.
(f)In the event of a conflict between this Section 9.8 and any other Section in Article 9 with respect to the SB17 Product, this Section 9.8 controls.

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2.39New Section 10.2A is added to the DCA as follows:
10.2A. Termination for Convenience. Organon shall have the right to terminate this Agreement with respect to SB17 at any time following the [* * *] of the Launch of SB17 in Canada upon providing [* * *] written notice of its decision to exercise such termination right with respect to SB17.
2.40In Section 10.3.1, the following sentences are added to the last paragraph:
Notwithstanding the foregoing, in the case of termination under Section 10.3.1(a) due to a material breach relating to SB17 Product, the terminating Party may only terminate this Agreement with respect to SB17 Product and not with respect to any other Product. In addition, in the case of termination under Section 10.3.1(a) due to a material breach relating to a Product other than SB17 Product, the terminating Party may only terminate this Agreement with respect to Products other than the SB17 Product, and, for the avoidance of doubt, this Agreement shall continue in full force and effect with respect to SB17 Product.
2.41Section 10.3.2 is deleted in its entirety and replaced with the following:
2.4210.3.2 Effect of Termination for Cause on License. If Samsung or Organon terminates this Agreement in its entirety or only with respect to a particular Product in a particular Region or in all Regions under Section 10.3.1(a) or 10.3.1(b), subject to Section 10.6.2, the Parties’ licenses granted under Article 3 shall terminate with immediate effect with respect to all of the Products in all Regions or only with respect to such particular Product in such particular Region or in all Regions, as the case may be, but without prejudice to any rights of the terminating Party to claim and recover from the other Party monetary damages suffered in connection with or arising out of such termination (or the underlying material breach that is the cause of such termination).
2.43Section 10.4 is deleted in its entirety and replaced with the following:
2.4410.4 Termination Due to Infringement Claim, or Newly Issued Third Party Patent. Organon shall have the right to terminate this Agreement with respect to a particular Product (other than SB17 Product) in a particular Region in accordance with the terms of Section 9.1 and have the right to terminate this Agreement with respect to SB17 Product in Canada in accordance with the terms of Section 9.8. Each Party shall have the right to terminate this Agreement with respect to a particular

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Product (other than SB17 Product) in a particular Region in accordance with the terms of Section 9.3
2.45Section 10.6.2 is deleted in its entirety and replaced with the following:
2.4610.6.2 Without limiting the generality of the foregoing sentences, in the event of termination of this Agreement pursuant to Section 9.8(d), 10.2, 10.2A, 10.3, 10.4 or 10.5 (whether in its entirety or only with respect to a particular Product in a particular Region or in all Regions), those portions of the Binding Forecast for Primary-Packaged Presentations and the Binding Forecast for Secondary-Packaged Presentations that are outstanding as of the effective date of such termination, which are for the Product(s), Presentation(s) and Region(s) for which this Agreement has been so terminated (such portions of such outstanding Binding Forecasts referred to herein are collectively “Remaining Binding Forecasts” and individually a “Remaining Binding Forecast”), shall be treated as follows:
2.47(a) In the event that this Agreement is terminated by Organon under Section 10.2 or 10.3, Organon shall have the right, but not the obligation, to take delivery of the Product(s) to be supplied pursuant to the Remaining Binding Forecasts (collectively, the “Post-Termination Delivery Products”), in whole or in part (at Organon’s election), in accordance with the terms of this Agreement, and Samsung shall perform its obligations relating to such Remaining Binding Forecasts and Post-Termination Delivery Products accordingly; provided that, Organon shall be entitled to retain any Post-Termination Delivery Products of which Organon took delivery pursuant to this Section 10.6.2(a) and which have not been sold to a Third Party by [* * *] after the end of the last Calendar Quarter covered by the Remaining Binding Forecast for Primary-Packaged Presentations, without any accounting or payment obligations to Samsung other than the payment of the Supply Price for such Post-Termination Delivery Products (which Supply Price, and the Post-Termination Delivery Products for which such Supply Price is payable, shall be reflected and taken into account in determining (i) “Organon Profit” and “Samsung Profit” for the purpose of calculating “Profit Differential” for the Final True-up Period under Schedule 1.54 for Products other than SB17 Product and (ii) the Quarterly True-Up Amount under Schedule 1.54A for SB17 Product);
2.48(b) In the event that this Agreement is terminated by Organon under Section 10.5 (i.e., pursuant to Section (c) of Schedule 1.54) with respect to a Product other than SB17 Product, Samsung shall have the right, but not the obligation, to sell and deliver the Post-Termination Delivery Products, in whole or in part (at Samsung’s

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election), to Organon in accordance with the terms of this Agreement, and Organon shall perform its obligations relating to the Remaining Binding Forecasts and such Post-Termination Delivery Products accordingly; provided that with respect to Products other than SB17 Product, Organon shall return to Samsung (as soon as reasonably practicable after the expiration of the period referred to below) any Post-Termination Delivery Products of which Organon took delivery pursuant to this Section 10.6.2(b) and which have not been sold to a Third Party by after the end of the last Calendar Quarter covered by the Remaining Binding Forecast for Primary-Packaged Presentations, and Samsung shall be entitled to retain such Post-Termination Delivery Products, as well as the Supply Price paid or payable therefor, without any accounting or payment obligations to Organon (except that such Supply Price, and the Post-Termination Delivery Products for which such Supply Price is payable, shall be reflected and taken into account in determining “Organon Profit” and “Samsung Profit” for the purpose of calculating “Profit Differential” for the Final True-up Period under Schedule 1.54);

(c) In the event that this Agreement is terminated by Samsung under Section 10.3, Samsung shall have the right, but not the obligation, to sell and deliver the Post-Termination Delivery Products, in whole or in part (at Samsung’s election), to Organon in accordance with the terms of this Agreement, and Organon shall perform its obligations relating to the Remaining Binding Forecasts and such Post-Termination Delivery Products accordingly; provided that with respect to Products, Organon shall return to Samsung (as soon as reasonably practicable after the expiration of the [* * *] period referred to below) any Post-Termination Delivery Products of which Organon took delivery pursuant to this Section 10.6.2(c) and which have not been sold to a Third Party by [* * *] after the end of the last Calendar Quarter covered by the Remaining Binding Forecast for Primary-Packaged Presentations, and Samsung shall be entitled to retain such Post-Termination Delivery Products, as well as the Supply Price paid or payable therefor, without any accounting or payment obligations to Organon (it being understood and agreed that neither such Supply Price nor the Post-Termination Delivery Products for which such Supply Price is payable shall be reflected or taken into account in determining (i) “Organon Profit” or “Samsung Profit” for the purpose of calculating “Profit Differential” for the Final True-up Period under Schedule 1.54 for Products other than SB17 Product and (ii) the Quarterly True-Up Amount under Schedule 1.54A for SB17 Product);
2.49(d) In the event that Organon has any inventory of Product on the date of expiration or termination, or chooses (under Section 10.6.2(a) above), or is required (under Section 10.6.2(b) or 10.6.2(c) above), to receive delivery of any Post-

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Termination Delivery Products, Organon shall retain the right to Commercialize such inventory of Product and such Post-Termination Delivery Products and the obligation to take delivery of and pay for such Post-Termination Delivery Products in accordance with the terms of this Agreement as if, solely for the purpose of and with respect to such inventory of Product and Post-Termination Delivery Products (and not for any other purposes), this Agreement had not been so terminated; provided, however, that for the purpose of the preceding sentence, immediately upon termination of this Agreement pursuant to Section 10.2, 10.3, 10.4 or 10.5, all of the licenses and Commercialization rights granted by Samsung to Organon under Article 3 shall become non-exclusive with respect to the inventory of Product and Post-Termination Delivery Products; and

(e) In the event that this Agreement is terminated by either Party under Section 10.4, (i) the Remaining Binding Forecasts shall be automatically cancelled, and (ii) the Operational Costs associated with all Post-Termination Delivery Products covered by the Remaining Binding Forecasts shall be: (A) borne by Organon and paid to Samsung within thirty (30) days following such termination if this Agreement is so terminated by Organon under Section 9.1 or 9.3, (B) borne by Samsung if this Agreement is so terminated by Samsung under Section 9.3 or (C) borne by Samsung if this Agreement is so terminated by Organon under Section 9.8(d). For the avoidance of doubt, in the event of termination by either Party under Section 10.4, (i) under and for the purpose of the Supply Price True-up Mechanism, (1) no Post-Termination Delivery Products covered by the Remaining Binding Forecasts so cancelled shall be included in determining “Supply Volume” and (2) no Operational Costs paid by Organon to Samsung or borne by Samsung pursuant to this Section 10.6.2(e) shall be reflected or taken into account in determining “Samsung Costs” or “Organon Costs” and (ii) no Post-Termination Delivery Products covered by the Remaining Binding Forecasts so cancelled and no Operational Costs paid by Organon to Samsung or borne by Samsung pursuant to this Section 10.6.2(e) shall be reflected or taken into account determining the Quarterly True-Up Amount.
2.50The third sentence of Section 10.6.4 is deleted in its entirety and replaced with the following:
2.51Following the expiration and/or termination of this Agreement with respect to a Product in all of its Presentations and all Regions, such Product (including its applicable Compound) shall cease to be a Product (or a Compound) for purposes of this Agreement (including Section 2.4). Following expiration and/or termination of this Agreement with respect to a Product in any Region(s) (but not in all Regions),

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such Product (including its applicable Compound) shall cease to be a Product (or a Compound) for purpose of such Region(s).
2.52New Section 10.6.4A is added to the DCA as follows:
2.53If Organon is unable to Launch SB17 Product and terminates this Agreement with respect to SB17 Product in accordance with Section 10.2 or Section 10.4, as applicable, Samsung shall reimburse Organon for the Supply Price paid for SB17 Product within [* * *] of the effective date of termination of this Agreement with respect to SB17 Product.
2.54Section 11.5 is deleted in its entirety and replaced with the following:
11.5 Notices. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by internationally-recognized express courier or sent by registered or certified airmail, postage prepaid, return receipt requested, addressed as follows:
if to Samsung, to:            Samsung Bioepis Co., Ltd.
76, Songdogyoyuk-ro
Yeonsu-gu, Incheon, 21987
Republic of Korea
Attention: Representative Director
Attention: Chief Financial Officer
e-mail: [* * *]
if to Organon, to:            Organon LLC
30 Hudson Street
Jersey City, NJ, 07302
USA
Attention: Office of the General Counsel, Vice President, Mergers & Acquisitions and Licensing Legal
e-mail: [* * *]
or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice shall be deemed to have been given on the day on which such notice is delivered to the recipient Party (or if so delivered on a non-Business Day, then on the next Business Day).
2.55New Schedule 1.41A (Product Criteria) to the DCA is attached hereto.

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2.56New Schedule 1.54A (Net Sales Share Mechanism for SB17 Product) to the DCA is attached hereto.
2.57New Schedule 3.7.2 (Trademarks for SB17 Product) to the DCA is attached hereto.
III.MISCELLANEOUS
3.1In the event a Party is required to file a copy of this Amendment No. 8 with a Regulatory Authority or any other governmental authority or agency, (i) such Party shall redact commercially sensitive information from such copy to the extent permitted under applicable law and (ii) such Party shall provide the other Party with an advance draft of the redacted form of this Amendment No. 8 that the disclosing Party proposes to file, with not less than ten (10) Business Days for review, and shall incorporate the non-disclosing Party’s comments to the extent additional or other redactions requested by the non-disclosing Party are permitted, and may reasonably be afforded confidential treatment, under applicable law and such authority or agency’s then-current practice.
3.2Sections 11.4, 11.6, 11.7, 11.9, and 11.11 through 11.17 of the Agreement shall apply to this Amendment No. 8, mutatis mutandis.
3.3The Agreement, as amended by this Amendment No. 8, together with the Schedules to the Agreement and any other agreements executed by authorized representatives of the Parties that make reference to the Agreement, contains the entire understanding of the Parties with respect to the Compounds and Products. Any other express or implied agreements, understandings, negotiations, writings and commitments, either oral or written, with respect to the subject matter of the Agreement are superseded by the terms of the Agreement as amended by this Amendment No. 8.
[Signatures on the Following Page]

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IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Amendment No. 8 to be executed by their duly authorized representatives as of the Amendment No. 8 Effective Date.

ORGANON LLC                SAMSUNG BIOEPIS CO., LTD.
By: /s/ Matthew M. Walsh            By: /s/ Kwang Ryu
Name: Matthew M. Walsh         Name:     Kwang Ryu
Title: Chief Financial Officer         Title: VP, Head of Global Business Development
Date: May 27, 2026                Date: May 22, 2026

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SCHEDULE 1.41A
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Schedule 1.54A
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Schedule 3.7.2 - Trademarks for SB17 Product
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Schedule 6.2
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